UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2024

KeyStar Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56290	85-0738656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1645 Pine Tree Ln, Suite 2, Sarasota, Florida	34236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 783-9435

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The disclosures set forth in Item 2.03 are incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

The disclosures set forth in Item 2.03 are incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment to Current Line of Credit

On August 7, 2024 (the “Effective Date”), KeyStar Corp., a Nevada corporation (the “Company,” “we” or “our”), entered into a Sixth Amended and Restated Discretionary Convertible Revolving Line Of Credit Demand Note, dated as of August 5, 2024, with Excel Family Partners, LLLP, a Florida limited liability limited partnership (“Excel”) in the principal amount of not more than $4,110,000 (the “Note”). The Note amends and restates that certain Fifth Amended and Restated Discretionary Convertible Revolving Line Of Credit Demand Note between us and Excel dated December 29, 2023 in the principal amount of not more than $2,000,000 (the “Former Note”). Excel is controlled by Mr. Bruce Cassidy, our Chief Executive Officer, Secretary and sole member of our board of directors (the “Board”). The Note was issued in substitution for the Former Note and is not a novation of the Former Note. The Note does not constitute a committed line of credit. Loans under the Note are made by Excel in its sole and absolute discretion. Upon repayment of any amount of principal or interest under the Note, we may not reborrow under the Note.

The aggregate outstanding principal balance of all loans under the Former Note as of the day prior to the Effective Date was $8,520,000. A total of $4,410,000 of outstanding principal balance of the Former Note was re-allocated to a new Discretionary Convertible Revolving Line Of Credit Demand Note, dated as of August 6, 2024, with Excel in the principal amount of not more than $5,000,000 (the “New LOC”).

As a result of the reallocation, as of the Effective Date, the aggregate outstanding principal balance of all loans under the Note was $4,110,000. On August 13, 2024, we borrowed an additional $400,000 under the New LOC. As of the date of this Current Report on Form 8-K, the aggregate outstanding principal balance of all loans under the New LOC is $4,810,000.

All loans made under the Note accrue interest at a fixed rate per annum equal to 15.0% (the “Fixed Rate”). On the first day of each month to the date on which Excel demands payment of the Note, we will pay to Excel interest, in arrears, on the aggregate outstanding principal balance of the Note at the Fixed Rate.

Notwithstanding the above, outstanding principal and accrued and unpaid interest are due and payable upon demand. We have the right to prepay the Note, in whole or in part, at any time; provided, however, we must: (i) provide Excel prior written notice of our intention to make such prepayment; and (ii) pay to Excel all interest accrued on the outstanding principal balance of the Note to the date of such prepayment.

If we: (i) fail to comply with any provision under the Note, including, but not limited to, failing to immediately pay all amounts due to Excel after demand thereof is made; or (ii) become subject to certain bankruptcy or insolvency events, at the option of Excel, the unpaid principal amount of the Note, accrued interest thereon, any fees or any other sums payable thereunder will thereafter until paid in full bear interest at a rate per annum equal to the Fixed Rate plus 2.00%.

Excel may, at its sole option, upon written notice, convert all or any portion of the indebtedness incurred under the Note (“Debt”) into fully paid and non-assessable common stock shares (“Shares”) at a conversion price in an amount equal to the product of the Lowest Recent Price multiplied by 80%. The “Lowest Recent Price” is the lowest price per Share that we have sold one or more Shares to an investor or lender within the 24-month period prior to an applicable date of conversion; provided, however, that if no Shares were sold within such 24-month period, the Lowest Recent Price will be $0.50 per Share.

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In case of a stock split, a stock combination, or a reverse stock split of the Shares, the number of Shares into which any Debt may be converted and the conversion price shall be proportionately adjusted in the manner determined by the Board acting in good faith. Furthermore, in connection with any reclassification, capital reorganization, or other change of outstanding Shares, or in case of any consolidation or merger of the Company with or into another entity, Excel shall have the right thereafter, by converting the Debt, to receive upon such conversion the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization, or other change, consolidation or merger by a holder of the number of Shares that could have been received upon conversion of the Debt immediately prior to such reclassification, capital reorganization, or other change, consolidation or merger.

New Line of Credit

On the Effective Date, we entered into the New LOC with Excel. The New LOC does not constitute a committed line of credit. Loans under the New LOC are made by Excel in its sole and absolute discretion. Upon repayment of any amount of principal or interest under the New LOC, we may not reborrow under the New LOC.

The terms and conditions for all loans made under the New LOC are substantially similar in all respects to loans made under the Note, except that: (1) the interest rate under the New LOC was reduced to 12.0% per annum; (2) monthly interest only payments don’t begin until October 1, 2024; (3) the look back period to determine the “Lowest Recent Price” for the conversion rate was reduced to a 12-month period; and (4) while the outstanding principal and accrued and unpaid interest are due and payable upon demand, the New LOC has a maturity date of April 1, 2025,

The foregoing summary of the Note and the New LOC is qualified in its entirety by reference to the full text of the Note and the New LOC which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and each is incorporated by reference herein. You are urged to read said exhibits attached hereto in their entirety.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On August 9, 2024, management identified and corrected a non-cash accounting error which involved the misstatement of the valuation of the derivative liability associated with our line of credit. The derivative liability was understated by $4,388,883 and the loss on change in fair value of derivative was understated by $4,388,883 for the three and nine months ended March 31, 2024.

Management concluded that the effect of the error on prior period interim financial statements was material. Therefore, the consolidated financial statements as of and for the three and nine months ended March 31, 2024 (the “Financial Statements”) included in our Quarterly Report on Form 10-Q for our quarterly period ended March 31, 2024 (the “Quarterly Report”) filed with the Securities and Exchange Commission (“SEC”) on May 13, 2024 should no longer be relied upon. As a result, we will restate the Financial Statements and include them in an amendment to the Quarterly Report, which we intend to file with the SEC on or about August 23, 2024. Management has discussed this matter with our independent registered public accounting firm.

(b) Not Applicable.

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Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Sixth Amended and Restated Discretionary Convertible Revolving Line Of Credit Demand Note dated as of August 5, 2024 made by KeyStar Corp.
10.2	Discretionary Convertible Revolving Line Of Credit Demand Note dated as of August 6, 2024 made by KeyStar Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2024	KEYSTAR CORP.

	By:	/s/ James Mackey
James Mackey, CFO

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